Exhibit 10.13

FEC 07-02255-032

Supplemental Agreement No. 25

to

Purchase Agreement No. 3157

between

The Boeing Company

And

Federal Express Corporation

Relating to Boeing Model 777-FREIGHTER Aircraft

THIS SUPPLEMENTAL AGREEMENT No. 25, entered into as of the 10th day of June 2016, by and between THE BOEING COMPANY (Boeing) and FEDERAL EXPRESS CORPORATION (Customer);

W I T N E S S E T H:

A. WHEREAS, the parties entered into that certain Purchase Agreement No. 3157, dated November 7, 2006 (Purchase Agreement), relating to the purchase and sale of certain Boeing Model 777-FREIGHTER Aircraft (Aircraft);

B. WHEREAS, Customer desires to reschedule the delivery month of four (4) Option Aircraft under Letter Agreement 6-1162-RRO-1062, Option Aircraft, to the Purchase Agreement as shown in the table below:

Existing Delivery Months of Option Aircraft	Revised Delivery Months of Option Aircraft
[*]	[*]
[*]	[*]
[*]	[*]
[*]	[*]

C. WHEREAS, Boeing and Customer desire to acknowledge that one (1) Block B [*] Aircraft having a scheduled month of delivery of [*] in accordance with the terms of Letter Agreement 6-1162-RRO-1068, Special Provision – Block B Aircraft, due to the [*] provision therein as it relates to such Block B Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	1	SA 25

BOEING PROPRIETARY

NOW THEREFORE, in consideration of the mutual covenants herein contained, the parties hereto agree to supplement the Purchase Agreement as follows:

All terms used herein and in the Purchase Agreement, and not defined herein, shall have the same meaning as in the Purchase Agreement.

1.	Remove and replace, in its entirety, the “Table of Contents” with the revised Table of Contents, attached hereto, to reflect the changes made by this Supplemental Agreement No. 25.

2.	Remove and replace, in its entirety, “Table 1-A”, with the revised Table 1-A, attached hereto, revised to reflect the addition of one (1) Block B Aircraft having a scheduled month of delivery [*] as a firm Block B Aircraft.

3.	Remove and replace, in its entirety, “Table 1-B”, with the revised Table 1-B, attached hereto, revised to reflect the removal of one (1) Block B conditional firm Aircraft having a scheduled month of delivery [*].

4.	The Option Aircraft described in Recital Paragraph B are hereby rescheduled as set forth in Recital Paragraph B. Remove and replace, in its entirety, the Attachment to Letter Agreement 6-1162-RRO-1062, Option Aircraft, with a revised Attachment, attached hereto, to reflect such rescheduling of Option Aircraft. Boeing and Customer acknowledge and agree that the rescheduling of the Option Aircraft herein is not made pursuant to [*], and accordingly, for the avoidance of doubt [*]. Boeing and Customer further agree that the Option Aircraft described in Recital Paragraph B will retain the [*].

5.	Boeing and Customer agree that as a result of the changes incorporated in this Supplemental Agreement No. 25, Customer [*].

6.	This Supplemental Agreement No. 25 to the Purchase Agreement shall not be effective unless (i) executed and delivered by the parties on or prior to June 15, 2016 and (ii) Customer and Boeing execute and deliver Supplemental Agreement No. 8 to Purchase Agreement No. 3712 on or before June 15, 2016.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	2	SA-25

BOEING PROPRIETARY

EXECUTED as of the day and year first above written.

THE BOEING COMPANY		FEDERAL EXPRESS CORPORATION

By:	/s/ L. Kirsten Jensen	By:	/s/ Phillip C. Blum

Its:	Attorney-In-Fact	Its:	Vice President

P.A. No. 3157	3	SA-25

BOEING PROPRIETARY

TABLE OF CONTENTS

ARTICLES		SA NUMBER

1.	Quantity, Model and Description
2.	Delivery Schedule
3.	Price
4.	Payment
5.	Miscellaneous

TABLE

1.	Aircraft Information Table	15
1A	Block B Firm Aircraft Information Table	25
1B	Block B Conditional Firm Aircraft Information Table	25
1C	Block C Aircraft Information Table	13
1C1	Block C Aircraft Information Table (MSN 39285)	11
1C2	Block C Aircraft Information Table	20
1D	Block D Aircraft Information Table	20

EXHIBIT

A.	Aircraft Configuration	4
A1.	Aircraft Configuration (Block B Aircraft)	4
A2.	Aircraft Configuration (Block C Aircraft except MSN 39285)	11
A3.	Aircraft Configuration (Block C Aircraft w/ MSN 39285)	11
A4.	Aircraft Configuration (Block D Aircraft)	12

B.	Aircraft Delivery Requirements and Responsibilities

SUPPLEMENTAL EXHIBITS

AE1.	Escalation Adjustment/Airframe and Optional Features
CS1.	Customer Support Variables
EE1.	Engine Escalation/Engine Warranty and Patent Indemnity
SLP1.	Service Life Policy Components

P.A. No. 3157	4	SA-25

BOEING PROPRIETARY

LETTER AGREEMENT		SA NUMBER

3157-01	777 Spare Parts Initial Provisioning
3157-02	Demonstration Flight Waiver
6-1162-RCN-1785	Demonstrated Compliance
6-1162-RCN-1789	Option Aircraft Attachment to Letter 6-1162-RCN-1789	Exercised in SA # 4
6-1162-RCN-1790	Special Matters
6-1162-RCN-1791	Performance Guarantees	4
6-1162-RCN-1792	Liquidated Damages Non-Excusable Delay
6-1162-RCN-1793	Open Configuration Matters
6-1162-RCN-1795	AGTA Amended Articles
6-1162-RCN-1796	777 First-Look Inspection Program
6-1162-RCN-1797	Licensing and Customer Supplemental Type Certificates
6-1162-RCN-1798	777 Boeing Converted Freighter	Deleted in SA # 4
6-1162-RCN-1798 R1	777 Boeing Converted Freighter	4
6-1162-RCN-1799R1	[*]	24
6-1162-RRO-1062	Option Aircraft	4
	Attachment to Letter 6-1162-RRO-1062	25
6-1162-RRO-1065	Performance Guarantees for Block B Aircraft	4
6-1162-RRO-1066R1	Special Matters for Block B Aircraft	22
	Special Matters for Option Aircraft detailed in Letter Agreement 6-1162-RRO-1062	4
6-1162-RRO-1068	Special Provision – Block B Aircraft	4
FED-PA-LA-1000790R3	Special Matters for Block C Aircraft	20
FED-PA-LA-1001683R2	Special Matters for Block D Aircraft	19
6-1162-RRO-1144R7	[*] as related to SAs #8, #13 through #16, SA # 18 through SA #20	20
6-1162-SCR-137	777F Miscellaneous Matters	20
6-1162-SCR-154	[*] Letter	22
6-1162-SCR-155	[*] Engine Hard Mount Letter	22

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	5	SA-25

BOEING PROPRIETARY

LETTER AGREEMENT (Con’t)		SA NUMBER

6-1162-SCR-186	[*], Non-Isolated Engine Mounts Letter	23
6-1162-SCR-193	[*] Matters	23
6-1162-LKJ-0726	[*] SA-24 Accelerated Block B Aircraft	24

SUPPLEMENTAL AGREEMENTS	DATED AS OF:

Supplemental Agreement No. 1	May 12, 2008

Supplemental Agreement No. 2	July 14, 2008

Supplemental Agreement No. 3	December 15, 2008

Supplemental Agreement No. 4	January 9, 2009

Supplemental Agreement No. 5	January 11, 2010

Supplemental Agreement No. 6	March 17, 2010

Supplemental Agreement No. 7	March 17, 2010

Supplemental Agreement No. 8	April 30, 2010

Supplemental Agreement No. 9	June 18, 2010

Supplemental Agreement No. 10	June 18, 2010

Supplemental Agreement No. 11	August 19, 2010

Supplemental Agreement No. 12	September 3, 2010

Supplemental Agreement No. 13	August 27, 2010

Supplemental Agreement No. 14	October 25, 2010

Supplemental Agreement No. 15	October 29, 2010

Supplemental Agreement No. 16	January 31, 2011

Supplemental Agreement No. 17	February 14, 211

Supplemental Agreement No. 18	March 31, 2011

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

P.A. No. 3157	6	SA-25

BOEING PROPRIETARY

SUPPLEMENTAL AGREEMENTS (Con’t)	DATED AS OF:

Supplemental Agreement No. 19	October 27, 2011

Supplemental Agreement No. 20	December 14, 2011

Supplemental Agreement No. 21	June 29, 2012

Supplemental Agreement No. 22	December 11, 2012

Supplemental Agreement No. 23	December 10, 2013

Supplemental Agreement No. 24	May 4, 2016

Supplemental Agreement No. 25	, 2016

P.A. No. 3157	7	SA-25

BOEING PROPRIETARY

Table 1-A to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110000 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreement:		[*]

Detail Specification: D019W007FED7F-1, Rev G dated July 25, 2012

Airframe Price Base Year/Escalation Formula:	[*]		ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A		N/A

Airframe Escalation Data:

Base Year Index (ECI):		[*]

Base Year Index (CPI):		[*]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	4		# SA-24 Accelerated Block B Aircraft. [*] for the SA-24 Accelerated Block B Aircraft are subject to Letter Agreement 6-1162-LKJ-0726.

NOTES:	[*]

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APR No. 62654, 79650	BOEING PROPRIETARY	Supplemental Agreement No. 25

Table 1-B to Purchase Agreement No. 3157

Aircraft Delivery, Description, Price and Advance Payments

Block B Conditional Firm

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110000 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Non-Refundable Deposit/Aircraft at Def Agreemt:		[*]

Detail Specification: D019W007FED7F-1, Rev E dated August 29, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

		Escalation		Escalation Estimate	Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Factor		Adv Payment Base	At Signing	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)	MSN	Price Per A/P	1%	4%	5%	35%
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	1	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	7

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

APR 50270		Supplemental Agreement #25
	Boeing Proprietary	Page 1

Attachment to

Letter 6-1162-RR0-1062

Option Aircraft Delivery, Description, Price and Advance Payments

Airframe Model/MTOW:	777-Freighter	766000 pounds

Engine Model/Thrust:	GE90-110B1L	110100 pounds

Airframe Price:		[*]

Optional Features:		[*]

Sub-Total of Airframe and Features:		[*]

Engine Price (Per Aircraft):		[*]

Aircraft Basic Price (Excluding BFE/SPE):		[*]

Buyer Furnished Equipment (BFE) Estimate:		[*]

Seller Purchased Equipment (SPE) Estimate:		[*]

Deposit/Aircraft at Def Agreemt:		[*]

Detail Specification: D019W007FED7F-1 Rev E dated August 29, 2011

Airframe Price Base Year/Escalation Formula:	[*]	ECI-MFG/CPI

Engine Price Base Year/Escalation Formula:	N/A	N/A

Airframe Escalation Data:

Base Year Index (ECI):	[*]

Base Year Index (CPI):	[*]

Forecast: 2Q08

Advance Payment Per Aircraft (Amts. Due/Mos. Prior to Delivery):
Delivery	Number of	Escalation Factor	Escalation Estimate Adv Payment Base	Balance At Option Exercise	24 Mos.	21/18/15/12/9/6 Mos.	Total
Date	Aircraft	(Airframe)#	Price Per A/P	1%	4%	5%	35%
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
[*]	[*]	[*]	[*]	[*]	[*]	[*]	[*]
Total:	11

#	The Escalation Factor for the Option Aircraft will be adjusted to Boeing’s then current forecasts for such elements as of the date of the amendment to the definitive agreement to add the exercised Option Aircraft as an Aircraft.

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

FED		Supplemental Agreement No. 23
50271-1O.TXT	BOEING PROPRIETARY	Page 1